DRIEHAUS MUTUAL FUNDS

Driehaus International Discovery Fund (the “Fund”)

SUPPLEMENT DATED OCTOBER 23, 2014

TO THE SUMMARY PROSPECTUS FOR THE FUND DATED APRIL 30, 2014, AS

SUPPLEMENTED SEPTEMBER 12, 2014,

THE PROSPECTUS FOR THE FUND DATED APRIL 30, 2014, AS

SUPPLEMENTED JUNE 9, 2014 AND SEPTEMBER 12, 2014 AND

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUND DATED

APRIL 30, 2014, AS SUPPLEMENTED JUNE 9, 2014

On October 23, 2014, the Board of Trustees of Driehaus Mutual Funds approved an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets and liabilities of the Fund to the Driehaus International Small Cap Growth Fund solely in exchange for shares of the Driehaus International Small Cap Growth Fund. The Plan requires approval by a majority of the shareholders of the Fund, and will be submitted to shareholders for their consideration at a meeting to be held in February, 2015. To assist shareholders in considering the Plan, shareholders will receive a proxy statement/prospectus that describes the reorganization, which is intended to be tax-free. If approved by shareholders, the reorganization is expected to be completed by the end of the first quarter of 2015. As a result, the Fund will be closed to new investors as of November 3, 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.